YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Short Term Income Fund for the six-month period ended January 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 0.28%.* This compares with a total return of 4.36% for the Merrill Lynch Corporate and Government (1-4.99 years) Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.389 per share, representing an annualized distribution rate per share of 6.56%.***

The Economy

  The U.S. economy remained strong in 1998 in spite of economic turmoil in Asia and Russia. There were two main reasons: First, consumer spending was strong, backed by healthy real wage and salary income and the wealth effect from high asset prices. Second, technology spending was quite strong even as capital spending in the older industries showed signs of cooling late in the year.

  The  Fed  stood  pat  with  an unchanged Federal Funds rate for the first nine months of 1998, but began to ease rates on September 30. The trigger for its doing so was a financial crisis brought on by defaults. Despite the fact that an International Monetary Fund program was in place, Russia defaulted in midsummer. As the prices of illiquid assets owned by leveraged hedge funds, brokerage firms and banks dropped sharply, fear in financial circles escalated. The Fed broke the momentum of financial stress by easing rates on three successive occasions.

The period of financial crisis was brief enough that little damage was done to the U.S. economy in 1998, as yet another year of above-trend economic growth with quiescent inflation was recorded.

The U.S. and continental Europe experienced both good results and bad from the Asian financial crisis. In this country, the housing and consumer sectors were beneficiaries, while the industrial sector was weakened by the Asian recession. Low inflation permitted credit to ease in both Europe and the U.S.

  In 1998, the global economy survived a triple financial crisis focused on Japan, on emerging market countries and on hyperleveraged financial institutions. Overseas, excess capacity persists in many industries after years of high capital spending followed by the onset of weakness in world demand. Fortunately, the U.S. has led the world in making the transition from the traditional industries to the new growth industries such as biotechnology, software, hardware and the Internet. This contributed to the favorable combination of a low unemployment rate and low inflation in the U.S., a performance which has strengthened the forces for more efficient allocation of capital elsewhere in the world. As 1999 began, the U.S. economy continued to exhibit surprising strength.

Market Environment

  During 1998, U.S. interest rates reached new lows in yield, which occurred in the fourth quarter. This can be mostly attributed to the tremendous flight to quality, or perhaps more appropriately the financial panic that occurred in the worldwide bond markets. With several Japanese-based global financial institutions filing for bankruptcy protection, worldwide liquidity reached dangerously low levels. This led to widespread demand for U.S. Treasuries, pushing interest rates lower and mass liquidations of many types of fixed income securities into a somewhat panicked marketplace.

As one might expect, the corporate bond market, as well as the mortgage-backed securities market, faced a very difficult time, the most difficult being in the months of September and October. As shown by the Mortgage Banker Association's Index, homeowner refinancing activity reached an all-time high during the month of October. This is the primary contributor to mortgage-backed securities prepayments; hence agency and non-agency mortgage-backed securities prepayment speeds also reached some of the highest levels in history. This all contributed to the underperformance of mortgage-backed securities when compared to U.S. Treasuries for the year.

  The flight-to-quality frenzy that took place through the months of September and October also had an impact on other areas of the fixed income markets. Most notable was the liquidation of large holdings of the huge hedge fund Long Term Capital. Their holdings included large quantities of high-quality corporate bonds, plus residential and commercial mortgage-backed securities. Their forced liquidation of billions of dollars of securities overwhelmed the market, causing an imbalance of the supply and demand for these investments. This imbalance resulted in the sudden widening of the yield spread by over 100 basis points on several types of investment-grade securities.

  Fortunately, since the Federal Reserve saw fit to continue cutting the Fed Funds rate, this helped bring greater liquidity back into the market, and the supply-and-demand imbalance has begun to normalize.

Portfolio Focus

  The second half of 1998 was a difficult time for most credit-sensitive securities markets. The fund underperformed the benchmark index during the last 6 months due to several market factors: market liquidity, sector weightings and security selection. The fund's effective duration was also a factor, and was adjusted several times during the past 6 months. For the first 3 months of the reporting period the fund's effective duration was longer than that of the Index, and over the last several months it had been shorter than that of the Index. As of the end of the reporting period, it stood at 1.34 years.

  During this turbulent time period in the fixed income markets we made several adjustments to the fund's holdings. The main strategic focus was to increase the fund's overall credit quality and market liquidity while seeking a high level of income. Most significantly, we increased the fund's position in asset-backed securities. Asset-backed securities are among the highest credit quality securities, (almost always AAA rated) , and provide very abundant liquidity in the marketplace.

We reduced our positions in several less liquid lower credit securities across several portfolio sectors. These sales included mainly lower credit corporate bonds in the following sectors: energy, finance, foreign credits and steel. We continued to work towards raising the quality of the portfolio, but remained fully invested in seeking high levels of current income, and continued to focus on choosing corporate bond investments that we believed had improving fundamentals.

  Though the second half of 1998 was a difficult time for fixed income, it also opened up several opportunities. We have been monitoring the fixed income market, looking for attractive investment opportunities. We hope that with consistent hard work and analysis, 1999 can provide a favorable investment period for our shareholders.

               Very truly yours,

               [Michael Hoeh signature]

               Michael Hoeh

               Portfolio Manager

February 18, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- Unlike the Fund, the Merrill Lynch Corporate and Government (1-4.99 Years) Index is an unmanaged performance benchmark for investment-grade corporate securities and government securities with maturities greater than or equal to one year, but no longer than
4.99 years; issues in the Index must have par amounts outstanding greater than or equal to $100 million.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                         JANUARY 31, 1999 (UNAUDITED)

                                                                                                 Principal
Bonds and Notes--89.4%                                                                            Amount              Value
-------------------------------------------------------                                       _____________       _____________
Aircraft & Aerospace--3.2%  Aircraft Lease Portfolio Securitisation 96-1

                                        Pass-Through Trust, Ctfs.,

                                        Cl. D, 12.75%, 2006  . . . . . . . . . . . . . . .   $    4,219,068      $    4,071,401

                            America West Airlines Pass-Through Trusts, Ctfs.:

                                        Ser. 1996-1, Cl. D, 8.16%, 2002  . . . . . . . . .        3,993,124           4,021,296

                                        Ser. 1997-1, Cl. D, 8.12%, 2001  . . . . . . . . .        2,979,226 (a)       2,994,673

                                                                                                                  _____________

                                                                                                                     11,087,370

                                                                                                                  _____________

Asset-Backed Ctfs.--21.5%  Bosque Asset,

                                        Asset-Backed Notes,

                                        7.66%, 2002  . . . . . . . . . . . . . . . . . . .        1,674,025 (a)       1,675,072

                                    California Infrastructure and Economic Development Bank,

                                        Special Purpose Trust PG&E-1, Rate Reduction Ctfs.,

                                        Ser. 1997-1, Cl. A6, 6.32%, 2005 . . . . . . . . .        7,660,000           7,847,440

                                    ComEd Transitional Funding Trust,

                                        Transitional Funding Trust Notes,

                                        Ser. 1998-1, Cl. A3, 5.34%, 2004 . . . . . . . . .       20,000,000          19,943,750

                                    GE Capital Mortgage Services,

                                        REMIC, Ser. 1997-HE3, Cl. A6, 6.72%, 2027  . . . .        5,000,000           5,128,125

                                    Green Tree Home Improvement Loan Trust,

                                        Ser. 1998-E, Cl. HEA4, 6.62%, 2027 . . . . . . . .       15,000,000          15,168,750

                                    Nomura Depositor Trust:

                                        Ser. 1998-ST I, Cl. A5, 6.25%, 2003  . . . . . . .        11,500,000 (a,b)   10,801,016

                                        Ser. 1998-ST I, Cl. B2, 9.25%, 2003  . . . . . . .         6,750,000 (a,b)    5,868,281

                                    Residential Asset Securities,

                                        Ser. 1997-KS4, Cl. AI5, 6.98%, 2027  . . . . . . .        8,257,000           8,472,456

                                                                                                                  _____________

                                                                                                                     74,904,890

                                                                                                                  _____________

                 Auto Related--.6%  Collins & Aikman Products,

                                        Gtd. Sr. Sub. Notes, 11.5%, 2006 . . . . . . . . .        2,000,000           2,105,000

                                                                                                                  ______________

                     Banking--1.5%  Banco Nacional de Desenvolvi,

                                        Notes, 15.224%, 2008 . . . . . . . . . . . . . . .        3,000,000 (b)       2,032,500

                                    Fuji Finance,

                                        Gtd. Floating Rate Notes, 6.403%, 2049 . . . . . .        5,000,000 (b)       3,050,000

                                                                                                                  ______________

                                                                                                                      5,082,500

                                                                                                                  ______________

                Broadcasting--1.3%  Scandinavian Broadcasting System:

                                        Conv. Sub. Deb., 7%, 2004  . . . . . . . . . . . .        3,000,000           3,225,000

                                        Conv. Sub. Deb., 7%, 2004  . . . . . . . . . . . .        1,200,000 (a)       1,290,000

                                                                                                                  ______________

                                                                                                                      4,515,000

                                                                                                                  ______________

      Commercial Mortgage

         Pass-Through Ctfs.--24.4%  BKB Commercial Mortgage Trust, Ser. 1997-C1:

                                        Cl. C, 7.45%, 2000 . . . . . . . . . . . . . . . .        8,000,000 (a)       7,995,000

                                        Cl. E, 8.744%, 2001  . . . . . . . . . . . . . . .        4,000,000 (a,b)     3,867,500

                                    BTC Mortgage Investors Trust,

                                        Ser. 1997-S1, Cl. C, 6.645%, 2009  . . . . . . . .       10,395,000 (a)      10,395,000

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             JANUARY 31, 1999 (UNAUDITED)

                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------                                       _____________       _____________

Commercial Mortgage

        Pass-Through Ctfs. (continued)  CRIIMI MAE Trust I,

                                        Commercial Mortgage Bonds,

                                        Ser. 1996-C1, Cl. A1, 6.77%, 2033  . . . . . . . .   $    2,317,418 (a)   $   2,305,831

                                    Chase Commercial Mortgage Securities,

                                        Ser. 1998-SN1A, Cl. D, 5.706%, 2001  . . . . . . .        4,250,000 (a,b)     4,111,875

                                    DLJ Commercial Mortgage,

                                        Ser. 1998-ST1A, Cl. B1, 6.005%, 2000 . . . . . . .        7,700,000 (a,b)     7,562,844

                                    DLJ Mortgage Acceptance:

                                        Ser. 1994-MF11, Cl. B1, 8.1%, 2004 . . . . . . . .        7,000,000           7,441,770

                                        Ser. 1997-CF2, Cl. B3, 6.99%, 2009 . . . . . . . .        3,100,000 (a)       2,925,625

                                        Ser. 1998-CF2, Cl. A1A, 5.88%, 2031  . . . . . . .        9,953,890          10,031,655

                                    GS Mortgage Securities II,

                                        Ser. 1998-GS1, Cl. D, 5.806%, 2000 . . . . . . . .       18,912,000 (a,b)    18,462,840

                                    Merrill Lynch Mortgage Investors,

                                        Ser. 1997-SD1, Cl. E, 6.280%, 2010 . . . . . . . .        4,500,000 (a)       4,237,031

                                    Resolution Trust:

                                        Ser. 1992-CHF, Cl. D, 8.25%, 2020  . . . . . . . .          524,633             522,338

                                        Ser. 1993-C3, Cl. D, 7.10%, 2024 . . . . . . . . .          447,888             453,140

                                        Ser. 1994-C2, Cl. D, 8%, 2025  . . . . . . . . . .        4,570,727           4,696,536

                                                                                                                  _____________

                                                                                                                     85,008,985

                                                                                                                  _____________

                    Consumer--1.0%  Philip Morris Cos.,

                                        Notes, 6.95%, 2001 . . . . . . . . . . . . . . . .        2,000,000 (c)       2,055,624

                                    Signature Brands USA,

                                        Sr. Sub. Notes, 13%, 2002 (Units)  . . . . . . . .        1,250,000 (d)       1,406,250

                                                                                                                  _____________

                                                                                                                      3,461,874

                                                                                                                  _____________

                      Energy--8.4%  DeepTech International,

                                        Sr. Secured Notes, 11%, 2000 . . . . . . . . . . .        7,850,000 (a)       7,967,750

                                    Dual Drilling,

                                        Gtd. Sr. Sub. Notes, 9.875%, 2004  . . . . . . . .       14,750,000          15,561,250

                                    Rutherford-Moran Oil,

                                        Sr. Sub. Notes, 10.75%, 2004 . . . . . . . . . . .        5,000,000           5,575,000

                                                                                                                  _____________

                                                                                                                     29,104,000

                                                                                                                  _____________

               Entertainment--1.5%  Time Warner,

                                        Notes, 7.95%, 2000 . . . . . . . . . . . . . . . .        5,000,000           5,116,475

                                                                                                                  _____________

              Food & Beverage--.5%  Envirodyne Industries,

                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . . . .        2,000,000           1,610,000

                                                                                                                  _____________

        Foreign/Governmental--1.0%  Republic of Argentina,

                                        Floating Rate Notes:

                                           14.25%, 2002  . . . . . . . . . . . . . . . . .        3,000,000 (b)       2,715,000

                                           (BOTE), Ser. 10, 5.2875%, 2000  . . . . . . . .        1,028,500 (b)         957,606

                                                                                                                  _____________

                                                                                                                      3,672,606

                                                                                                                  _____________

                       Gaming--.9%  Waterford Gaming/Finance,

                                        Sr. Notes, 12.75%, 2003  . . . . . . . . . . . . .        2,838,000           3,121,800

                                                                                                                  _____________

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             JANUARY 31, 1999 (UNAUDITED)

                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------                                       _____________       _____________

Insurance--3.1%                    Presidential Life,

                                        Sr. Notes, 9.5%, 2000  . . . . . . . . . . . . . .   $    4,575,000      $    4,675,462

                                    Transamerica Finance, Ser. E,

                                        Sr. Medium-Term Notes, 6.125%, 2001  . . . . . . .        6,000,000           6,090,000

                                                                                                                  _____________

                                                                                                                     10,765,462

                                                                                                                  _____________

              Mining & Metals--.5%  Inco,

                                        Conv. Deb., 5.75%, 2004  . . . . . . . . . . . . .        2,000,000           1,772,500

                                                                                                                  _____________

                  Publishing--1.5%  A.H. Belo,

                                        Sr. Notes, 6.875%, 2002  . . . . . . . . . . . . .        5,000,000           5,155,480

                                                                                                                  _____________

Real Estate Investment Trusts--2.8% Crescent Real Estate Equities,

                                        Notes, 6.625%, 2002  . . . . . . . . . . . . . . .       10,000,000           9,639,920

                                                                                                                  _____________

                       Retail--.1%  K Mart,

                                        Medium-Term Notes, 7.96%, 1999 . . . . . . . . . .          500,000             502,109

                                                                                                                  _____________

                   Technology--.7%  Quantum,

                                        Conv. Sub. Notes, 7%, 2004 . . . . . . . . . . . .        2,500,000           2,484,375

                                                                                                                  _____________

           Telecommunications--.7%  U.S. West Capital Funding,

                                        Gtd. Notes, 6.125%, 2002 . . . . . . . . . . . . .        2,400,000           2,466,017

                                                                                                                  _____________

                   Utilities--7.5%  Niagara Mohawk Power,

                                        Sr. Notes, Ser. E, 7.375%, 2003  . . . . . . . . .       25,000,000          25,941,325

                                                                                                                  _____________

    U.S. Government Agency/

             Mortgage Backed--6.7%  Federal Home Loan Mortgage Corp.:

                                        Multiclass Mortgage Participation Ctfs., REMIC:

                                           Ser. 1547, Cl. B, 7%, 2/15/2022

                                              (Interest Only Obligation) . . . . . . . . .        6,474,821 (e)       1,040,309

                                           Ser. 1987, Cl. PI, 7%, 9/15/2012

                                              (Interest Only Obligation) . . . . . . . . .        2,650,764 (e)         427,489

                                           Ser. 1999, Cl. PW, 7%, 8/15/2026

                                              (Interest Only Obligation) . . . . . . . . .       13,500,000 (e)       2,248,594

                                    Federal National Mortgage Association:

                                        9%, 6/1/2026-8/1/2026  . . . . . . . . . . . . . .        8,488,278           9,021,427

                                        REMIC Trust, Gtd. Pass-Through Ctfs.:

                                           Ser. 1993-198, Cl. M, 6.5%, 10/25/2023

                                              (Interest Only Obligation) . . . . . . . . .        4,830,000 (e)       1,260,147

                                           Ser. 1997-56, Cl. PM, 7%, 6/18/2026

                                              (Interest Only Obligation) . . . . . . . . .        3,000,000 (e)         500,310

                                    Government National Mortgage Association I:

                                        8%, 9/15/2008  . . . . . . . . . . . . . . . . . .        4,343,890           4,531,199

                                        9%, 11/15/2017 . . . . . . . . . . . . . . . . . .        3,940,234           4,252,970

                                                                                                                  _____________

                                                                                                                     23,282,445

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $314,277,479)  . . . . . . . . . . . . . . .                         $310,800,133
                                                                                                                  =============

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                              JANUARY 31, 1999 (UNAUDITED)


Preferred Stocks--2.5%                                                                            Shares              Value
-------------------------------------------------------                                       _____________       _____________
   Broadcasting--1.2% Spanish Broadcasting System, Ser. A,

                                        Cum., $142.50  . . . . . . . . . . . . . . . . . .            4,000      $    4,240,000

                                                                                                                  _____________

                    Consumer--1.3%  Paxson Communications,

                                        Cum., $1,325 . . . . . . . . . . . . . . . . . . .              533           4,637,970

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $9,378,783)  . . . . . . . . . . . . . . . .                       $    8,877,970
                                                                                                                 ==============


                                                                                               Principal
Short-Term Investments--6.4%                                                                     Amount

-------------------------------------------------------------------------------------------   _____________

                Time Deposit--5.9%  Chase Manhattan Bank (London),

                                        4.75%, 2/1/1999  . . . . . . . . . . . . . . . . .    $  20,544,000       $  20,544,000

                                                                                                                  _____________

               Treasury Bills--.5%  4.46%, 2/4/1999  . . . . . . . . . . . . . . . . . . .          910,000 (f)         909,426

                                    4.48%, 4/1/1999  . . . . . . . . . . . . . . . . . . .          100,000 (f)          99,261

                                    4.32%, 4/8/1999  . . . . . . . . . . . . . . . . . . .          770,000 (f)         763,840

                                                                                                                  _____________

                                                                                                                      1,772,527
                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $22,316,824) . . . . . . . . . . . . . . . .                        $  22,316,527
                                                                                                                  =============

TOTAL INVESTMENTS (cost $345,973,086). . . . . . . . . . . . . . . . . . . . . . . . . . .            98.3%        $341,994,630
                                                                                                      =====        ============

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1.7%      $    5,799,739
                                                                                                      =====      ==============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%        $347,794,369
                                                                                                     ======        ============

Notes to Statements of Investments:

-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act
    of 1933.    These  securities  may  be   resold  in  transactions  exempt
    from registration, normally to qualified institutional buyers. At January 31, 1999, these securities amounted to $92,460,338 or 26.6% of net assets.

(b) Variable rate security-interest rate subject to periodic change.

(c) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.

(d) With warrants to purchase common stock.

(e) Notional face amount shown.

(f) Held by the custodian in a segregated account as collateral for open financial futures position.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                                                                  JANUARY 31, 1999 (UNAUDITED)

                                                                            Market Value                          Unrealized
                                                                               Covered                          (Depreciation)
Financial Futures Long                                      Contracts       by Contracts        Expiration        at 1/31/99
___________________                                        ___________     _____________      _____________     _____________
U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .      385           $43,673,438         March '99          $(271,000)
                                                                                                                   ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                 JANUARY 31, 1999 (UNAUDITED)

                                                                                                    Cost               Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $345,973,086      $341,994,630

                                 Receivable for investment securities sold . . . . . . . .                            6,078,949

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            4,908,818

                                 Receivable for shares of Common Stock subscribed  . . . .                              110,628

                                 Receivable for futures variation margin--Note 4(a)  . . .                               24,064

                                 Prepaid expenses and other assets . . . . . . . . . . . .                                3,344
                                                                                                                  _____________

                                                                                                                    353,120,433
                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              195,151

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               58,460

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            1,890,804

                                 Payable for investment securities purchased . . . . . . .                            2,430,893

                                 Payable for shares of Common Stock redeemed . . . . . . .                              676,786

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                3,058

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               70,912
                                                                                                                  _____________

                                                                                                                      5,326,064
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $347,794,369
                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $368,611,197

                                 Accumulated undistributed investment income--net  . . . .                              490,254

                                 Accumulated net realized gain (loss) on investments . . .                          (17,057,626)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments [including ($271,000) net unrealized

                                   (depreciation) on financial futures]--Note 4(b) . . . .                           (4,249,456)
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $347,794,369
                                                                                                                  ==============


SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           29,553,428

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $11.77
                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $ 12,708,332

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            573,158

                                                                                                 _____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                         $ 13,281,490

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .            894,449

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            557,978

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             41,129

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             24,382

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             22,017

                                 Prospectus and shareholders' reports  . . . . . . . . . .             21,571

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             11,911

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .              5,834

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              7,109

                                                                                              _____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            1,586,380

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           11,695,110

                                                                                                                  _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .     $   (7,724,178)

                                 Net realized gain (loss) on financial futures . . . . . .            261,965

                                                                                                _____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           (7,462,213)

                                 Net unrealized appreciation (depreciation) on investments

                                    [including ($122,562) net unrealized (depreciation) on

                                    financial futures] . . . . . . . . . . . . . . . . . .                           (3,412,377)

                                                                                                                  _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (10,874,590)
                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                       $      820,520
                                                                                                                  =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Six Months Ended
                                                                                              January 31, 1999     Year Ended
                                                                                                (Unaudited)       July 31, 1998
                                                                                               _____________      _____________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  11,695,110       $  21,700,737

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . .              (7,462,213)          5,313,929

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . .              (3,412,377)         (3,579,898)

                                                                                               _____________       _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . .                 820,520          23,434,768

                                                                                               _____________       _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (11,706,052)        (21,330,080)

                                                                                               _____________       _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . .             105,909,090         213,054,516

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               9,389,155          18,595,594

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (115,344,548)       (154,170,131)

                                                                                               _____________       _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . .                 (46,303)        77,479,979

                                                                                               _____________      _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .             (10,931,835)        79,584,667

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             358,726,204        279,141,537
                                                                                               _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $ 347,794,369      $ 358,726,204
                                                                                               =============      =============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .         $       490,254  $        789,612

                                                                                               _____________      _____________

                                                                                                  Shares              Shares
                                                                                               _____________      _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               8,947,506         17,595,243

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . .                 798,507          1,537,622

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (9,796,771)       (12,738,692)
                                                                                               _____________      _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . .                 (50,758)         6,394,173
                                                                                               ==============     =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                        Six Months Ended
                                                        January 31, 1999                   Year Ended July 31,
                                                                              _____________________________________________

PER SHARE DATA:                                           (Unaudited)          1998      1997       1996       1995       1994
                                                            __________        ______     ______     ______     ______    ______
   Net asset value, beginning of period  . . . . .            $12.12          $12.03     $11.86     $11.89     $11.94    $12.47

                                                              ______          ______     ______     ______     ______    ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . .               .39             .84        .86        .78        .85       .84

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . .              (.35)            .08        .17       (.04)     (.05)      (.54)

                                                              ______          ______     ______     ______    ______     ______

   Total from Investment Operations  . . . . . . .               .04             .92       1.03        .74       .80        .30
                                                              ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net . . . . .              (.39)           (.83)      (.86)      (.77)     (.85)      (.83)
                                                              ______          ______     ______     ______    ______     ______

   Net asset value, end of period  . . . . . . . .            $11.77          $12.12     $12.03     $11.86    $11.89     $11.94
                                                              ______          ______     ______     ______    ______     ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . .               .56%(1)        7.92%      8.95%      6.42%     7.05%      2.47%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . .         .89%(1)         .87%       .80%       .80%      .61%       .24%

   Ratio of interest expense to average net assets . .           .00%(1,2)       .02%       .02%        --        --         --

   Ratio of net investment income

       to average net assets . . . . . . . . . . .              6.54%(1)        7.01%      7.28%      6.52%     7.26%      6.79%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . .                --             .00%(2)    .11%       .14%      .34%       .71%

   Portfolio Turnover Rate . . . . . . . . . . . .            107.25%(3)      185.77%    292.99%    291.35%   511.62%     74.90%

   Net Assets, end of period (000's Omitted) . . .          $347,794        $358,726   $279,142   $189,693  $210,524   $277,028
-----------------------------

(1)  Annualized.

(2)  Amount represents less than .01%.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Short Term Income Fund (the "Fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the
"Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $9,708,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1998. If not applied, $5,447,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004 and $1,314,000 expires in fiscal 2005.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

   During the period ended January 31, 1999, the Fund reclassified $288,416 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 1999 was approximately $203,800, with a related weighted average annualized interest rate of 5.68%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .20 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1999, the Fund was charged $357,780 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1999, the Fund was charged $114,552 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended January 31, 1999, the Fund was charged $22,017 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities and financial futures, during the period ended January 31, 1999 amounted to $350,976,404 and $369,300,021, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 1999 are set forth in the Statement of Financial Futures.

   (B) At January 31, 1999, accumulated net unrealized depreciation on investments and financial futures was $4,249,456, consisting of $5,008,930 gross unrealized appreciation and $9,258,386 gross unrealized depreciation.

   At January 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS SHORT TERM INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              083SA991

Short Term

Income Fund

Semi-Annual

Report

January 31, 1999